                                                                   EXHIBIT 10.16

                                                                  EXECUTION COPY

                     AMENDED AND RESTATED LICENSE AGREEMENT

                     This Amended and Restated License Agreement (this "Agreement") is made effective as of May 20, 2004 (the "Restated Effective Date") by and between Ramot at Tel Aviv University Ltd., Company Registration No. 51-066714-0, a corporation duly organized and existing under the laws of the State of Israel ("Ramot") and Predix Pharmaceuticals Holdings, Inc. a corporation duly organized and existing under the laws of the State of Delaware (hereinafter "Predix")(Ramot and Predix are each hereafter referred to individually as a "Party" and together as the "Parties").

           WHEREAS, Ramot is a company formed by Tel-Aviv University ("TAU") for applied research and industrial development of know-how and inventions developed or arrived at by scientists of TAU; and

           WHEREAS, by operation of law or under the terms of such scientists' employment or other relationships with TAU or Ramot, and according to agreement between TAU and Ramot, all rights, title and interest in and to such know-how and inventions are owned by Ramot; and

           WHEREAS, Ramot has the right and authority to enter into agreements relating to such know-how and inventions; and

           WHEREAS, Ramot (formerly Ramot University Authority For Applied Research and Industrial Development Ltd.) and Predix (by assignment from a predecessor corporation) are Parties to that certain License Agreement dated September 18, 2000 (the "Effective Date"), pursuant to which Ramot granted to Predix an exclusive license under intellectual property rights controlled by Ramot and pertaining to certain drug discovery and development technology (the "Original Agreement"); and

           WHEREAS, Ramot and Predix now desire to amend and restate the Original Agreement in its entirety as set forth herein.

           NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

           1. DEFINITIONS

           Whenever used in the Agreement with an initial capital letter, the terms defined in this Article 1 shall have the meanings specified.

                     1.1 "AFFILIATE" shall mean, with respect to either Party, any other person, corporation, company, partnership, joint venture and/or firm which controls, is controlled by or is under common control with such Party. As used in this Section 1.1 only, "control" of another person, corporation, company, partnership, joint venture and/or firm shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the activities, management or policies of such person, organization or entity, whether through the ownership of voting securities, by contract or otherwise. Without limiting the foregoing, control shall be presumed to

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

exist when a person, corporation, company, partnership, joint venture and/or firm (a) in the case of corporate entities, directly or indirectly owns at least twenty percent (20%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, holds the direct or indirect power to manage, direct or cause the direction of the management and policies of the non-corporate entity or the power to elect at least twenty percent (20%) of the members of the governing body of such non-corporate entity, any corporation, firm, limited liability company, partnership or other entity that directly controls or is controlled by or is under common control with a Party to this Agreement.

                     1.2 "CONFIDENTIAL INFORMATION" shall mean any confidential scientific, technical, trade or business information relating to the subject matter of this Agreement disclosed by or on behalf of one party to the other that is either marked as confidential or if disclosed orally is reduced to a written summary marked as confidential and delivered to the receiving party within 30 days of disclosure. Confidential Information does not include information that (i) is in possession of the receiving Party at the time of disclosure, as reasonably demonstrated by written records; (ii) is or later becomes part of the public domain through no fault of the receiving Party; (iii) is received by a receiving Party from a third Party having no obligation of confidentiality to the disclosing Party; or (iv) is developed independently by a receiving Party without use of the disclosing Party's Confidential Information.

                     1.3 "CONTROL" or "CONTROLLED" shall mean, with respect to any intellectual property rights, the right and authority of a Party to grant the rights, licenses and options provided for herein without breaching any written agreement with any third Party by virtue of such grant.

                     1.4 "DEVELOPMENT" and "DEVELOP" shall mean, with respect to any Licensed Product, all activities with respect to such Licensed
Product relating to research and development and in connection with seeking, obtaining and/or maintaining any Regulatory Approval for such Licensed Product in the Field in the Territory, including without limitation, all pre-clinical research and development activities, all human clinical studies, all activities relating to developing the ability to manufacture any Licensed Product or any component thereof (including, without limitation, process development work), and all other activities relating to seeking, obtaining and/or maintaining any Regulatory Approvals from the FDA and/or any Foreign Regulatory Authority.

                     1.5 "DERIVATIVE WORK" means any software that is derived from the Licensed Technology, including without limitation, software that is a translation (including any translation into other computer languages), portation, modification, correction, extension, upgrade, improvement, compilation, abridgment, adaptation or other form of the Licensed Technology. Derivative Works shall include without limitation any software that would infringe any of Ramot's copyrights in the Licensed Technology.

                     1.6 "DERIVED PRODUCT" shall mean a product, compound or drug candidate that is identified, characterized or developed through the Use of Licensed Technology and/or a Derivative Work, which is not a Discovered Product, and that is commercialized by Predix, an Affiliate of Predix or a Sublicensee. "Derived Products" include, without limitation, those compounds listed on
Exhibit 1.6 attached hereto.

                     1.7 "DISCOVERED PRODUCT" shall mean a product, compound or drug candidate that is identified from an in silico library through the Use of the Licensed Technology and/or a

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

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Derivative Work, which is commercialized by Predix, an Affiliate of Predix or a
Sublicensee, without Modification and which had not been Modified by Predix prior to such identification. For purposes of this Section 1.7, "Modification" and "Modified" shall mean modification or optimization that increases the likelihood that the product, compound or drug candidate can be successfully developed into a drug product, including without limitation, by making modifications to such product, compound or drug candidate to alter the pharmacokinetics, bioavailability, toxicity, or efficacy, to improve stability, to solve or avoid manufacturing issues or to avoid the intellectual property rights of a Third Party.

                     1.8 "DISPUTE" shall have the definition set forth in
Section 10.1.

                     1.9 "DRUG APPROVAL APPLICATION" shall mean any application for Regulatory Approval (including pricing and reimbursement approvals) required prior to any commercial sale or use of a Licensed Product in any country or jurisdiction in the Territory.

                     1.10 "FIELD" shall mean and include all uses, including without limitation, all uses relating to the diagnosis, prevention and treatment of any and all diseases or conditions in humans or animals.

                     1.11 "FIRST COMMERCIAL SALE" shall mean, on a country-by-country basis, the date of the first arm's length transaction, transfer or disposition for value to a Third Party of a Licensed Product by or on behalf of Predix or any Affiliate of Predix in such country after Regulatory Approval has been achieved in the country in which such Licensed Product is sold. Sales for test marketing, sampling and promotional uses, clinical trial purposes or compassionate or similar use shall not be considered to constitute a First Commercial Sale.

                     1.12 "FDA" shall mean the United States Food and Drug Administration and any successor agency or authority thereto.

                     1.13 "FOREIGN REGULATORY AUTHORITIES" shall mean any applicable supranational, national, federal, state or local regulatory agency, department, bureau or other governmental entity of any country or jurisdiction in the Territory (other than the FDA in the United States), having responsibility in such country or jurisdiction for any Regulatory Approvals of any kind in such country or jurisdiction, and any successor agency or authority thereto.

                     1.14 "LICENSED PATENT RIGHTS" shall mean all Patent Rights owned by Ramot that claim Licensed Technology.

                     1.15 "LICENSED PRODUCT" shall mean any and all Derived Products and Discovered Products, taken collectively.

                     1.16 "LICENSED TECHNOLOGY" shall mean: (a) the inventions disclosed in Israeli Patent Application IL 137885, including without limitation, the novel computational method for modeling the three (3) dimensional structure of G-protein coupled receptors from their one (1) dimensional sequence, (b) the inventions disclosed in Israeli Patent Application IL 137886, including without limitation, the novel automated protein design algorithm based on the physical properties that determine the protein structure stability and that is useful for predicting protein sequences likely to achieve a desired folding pattern in a very high computational efficiency.

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

                     1.17 "LICENSED TECHNOLOGY EXCLUSIVITY TERM" shall mean that period commencing on the Effective Date and continuing until the later of: (a) the expiration or termination of the last [************] within the Licensed Patent Rights and (b) the [*******] anniversary of the Effective Date.

                     1.18 "NET SALES" shall mean the gross invoiced sales price for all Licensed Products sold by Predix and its Affiliates to Third Parties throughout the Territory during each calendar quarter, less the following amounts incurred or paid by Predix or its Affiliates during such calendar quarter with respect to sales of Licensed Products regardless of the calendar quarter in which such sales were made:

                      (a) trade, cash and quantity discounts or rebates actually allowed or taken, including discounts or rebates to governmental or managed care organizations;

                      (b) credits or allowances actually given or made for rejection of, and for uncollectible amounts on, or return of previously sold Licensed Products (including Medicare and similar types of rebates);

                      (c) any charges for insurance, freight, and other transportation costs directly related to the delivery of Licensed Product to the extent included in the gross invoiced sales price;

                      (d) any tax, tariff, duty or governmental charge levied on the sales, transfer, transportation or delivery of a Licensed Product (including any tax such as a value added or similar tax or government charge) borne by the seller thereof, other than franchise or income tax of any kind whatsoever; and

                      (e) any import or export duties or their equivalent borne by the seller;

                      provided that:


                     (i) In any transfers of Licensed Products between Predix and an Affiliate of Predix or between an Affiliate of Predix and an Affiliate of such Affiliate, Net Sales (subject to the deductions listed above) shall be equal to the higher of: (x) the fair market value of the Licensed Products so transferred, assuming an arm's length transaction made in the ordinary course of business and (y) the total amount invoiced by such Affiliate on resale to an independent third party purchaser; and

                     (ii) In the event that Predix, or an Affiliate of Predix, receives non-monetary consideration for any Licensed Products or in the case of transactions not at arm's length with a non-Affiliate of Predix or its Affiliate, Net Sales (subject to the deductions listed above) shall be calculated based on the fair market value of such consideration or transaction, assuming an arm's length transaction made in the ordinary course of business.

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

Notwithstanding the foregoing, "Net Sales" shall not include sales or transfers between Predix and its Affiliates, if the Licensed Product is resold by the Affiliate.

In the event that a Licensed Product under this Agreement is sold in combination with another active ingredient or component having independent therapeutic effect or diagnostic utility, then "Net Sales," for purposes of determining royalty payments on the combination, shall be calculated by multiplying the Net Sales of the combination by the fraction A/A+B, where A is the gross selling price, during the royalty paying period in question, of the Licensed Product sold separately, and B is the gross selling price, during the royalty period in question, of the other active ingredients or components sold separately.

                     1.19 "PATENT RIGHTS" shall mean all patent applications and patents, including Israeli and foreign applications, divisions, continuations, and continuations-in-part, applications for certificates of invention and priority rights, certificates of invention, reissues, re-examination certificates, extensions or other governmental acts that effectively extend the period of exclusivity by the patent holder, substitutions, renewals, supplementary protection certificates, confirmations, registrations, validations and additions.

                     1.20 "REGULATORY APPROVAL" shall mean any and all final approvals (including pricing and reimbursement approvals), product and establishment licenses, registrations or authorizations of any kind of the FDA or any Foreign Regulatory Authority permitting the commercial sale of a Licensed Product (or any component thereof) for use in the Field in any country or other jurisdiction in the Territory.

                     1.21 "ROYALTY TERM" shall mean with respect to each Licensed Product, on a country-by-country basis, a period of twelve (12) years commencing on the First Commercial Sale of such Licensed Product in such country.

                     1.22 "SERVICE INCOME" shall mean all amounts and other consideration received by Predix, or an Affiliate of Predix, for or in connection with the performance of Services; provided that in the event that Predix or an Affiliate of Predix receives non-monetary consideration in connection with any such services or in the case of transactions not at arm's length, Service Income shall be calculated based on the fair market value of such consideration or transaction, assuming an arm's length transaction made in the ordinary course of business.

                     1.23 "SERVICES" shall mean services performed by Predix, or an Affiliate of Predix, for the benefit of (a) a Third Party or (b) for the benefit of a Third Party and Predix and/or an Affiliate of Predix, using the Licensed Technology.

                     1.24 "SOFTWARE PRODUCT" shall mean a software product that incorporates Licensed Technology. Notwithstanding the foregoing, Software Products that are also within the definition of "Discovered Product" or "Derived Product" are hereby deemed to be Software Products only.

                     1.25 "SUBLICENSE" shall mean a sublicense, assignment or other grant of rights by Predix or an Affiliate of Predix to a Third Party (regardless of whether such grant of rights is or is referred to as a sublicense) of or with respect to: (a) some or all of the rights granted to Predix under this Agreement; (b) a Software Product; or (c) the right to Develop, have Developed, make, have made, use, have used, sell, offer for sale, have sold, import or have imported Licensed Product(s). For avoidance of doubt, an assignment completed in accordance

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

with Section 11.3 shall not be included within the term "Sublicense".

                     1.26 "SUBLICENSE INCOME" shall mean all amounts and other consideration received by Predix or an Affiliate of Predix, in connection with a Sublicense, excluding loans given at prevailing market conditions, research funding specifically committed to cover costs actually incurred by Predix in the research and development of Licensed Products under and in accordance with detailed budgets and workplans included in bona-fide sublicense agreements with Sublicensees solely to the extent such funding does not exceed the actual cost of performing the research (if reimbursement exceeds such costs only the excess amount will be "Sublicense Income") and equity investments in Predix to the extent made at fair market value (if the investment exceeds the fair market value, only the excess amount will be "Sublicense Income"); provided that in the event that Predix or an Affiliate of Predix receives non-monetary consideration in connection with any such Sublicense or in the case of transactions not at arm's length, Sublicense Income shall be calculated based on the fair market value of such consideration or transaction, assuming an arm's length transaction made in the ordinary course of business. For purposes of this definition, the term "fair market value" with respect to Predix equity means the value of Predix equity as determined in good faith by the Board of Directors of Predix taking into consideration the value most recently paid by a Third Party for shares of such equity and any material events that have occurred subsequent to such purchase.

                     1.27 "SUBLICENSEE" shall mean any Third Party to whom Predix grants a Sublicense.

                     1.28 "TECHNOLOGY" shall mean any and all technical data, information, processes, designs, ideas, know-how, methods, procedures, trade secrets, formulae and all other technology, whether tangible or intangible and whether patented, patentable or otherwise.

                     1.29 "TERM" shall have the definition set forth in Section 9.1.

                     1.30 "TERRITORY" shall mean all countries and jurisdictions of the world.

                     1.31 "THIRD PARTY" shall mean any person or entity other than Predix, Ramot and their respective Affiliates.

                     1.32 "USE" shall mean the use of the Licensed Technology or a Derivative Work in any stage of the characterization, optimization or development of a Licensed Product or the characterization of the protein targeted by the Licensed Product; provided that such use either was made prior to the Effective Date or is made during the Licensed Technology Exclusivity Term.

                     1.33 "VALID CLAIM" shall mean a claim in an unexpired patent or patent application that: (a) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction in a final non-appealable or unappealable decision, and
(b) has not been revoked, held invalid, or declared unpatentable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal.

           2. GRANT OF RIGHTS

                     2.1 LICENSE TO PREDIX.


            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

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                               2.1.1 Grant of License. Ramot hereby grants to
Predix an exclusive, royalty-bearing license, including the right to grant sublicenses in accordance with Section 2.1.2, under the Licensed Patent Rights and Licensed Technology, during the Term, to Develop, have Developed, make, have made, use, have used, sell, offer for sale, have sold, import and have imported, Licensed Products in the Territory, for any and all uses within the Field, subject to the terms and conditions of this Agreement.

                               2.1.2 Right to Sublicense. Predix shall have the
right to grant sublicenses to any Sublicensee to all or any portion of its rights under the license granted pursuant to this Article 2, including without limitation as part of a license to a Software Product; provided, however, that any and all such sublicenses shall be made for consideration and in arm's length transactions. Predix shall promptly deliver to Ramot a copy of all sublicenses and all sublicenses shall be consistent with the material terms and conditions of this Agreement that impact Ramot.

           3. DEVELOPMENT AND COMMERCIALIZATION OF LICENSED PRODUCTS.

                     3.1 COMMERCIALIZATION.

                               3.1.1 Responsibility. From and after the
Effective Date, Predix shall have full control and authority over the Development and commercialization of Licensed Products. All activities relating to Development and commercialization under this Agreement shall be undertaken at Predix's sole cost and expense.

                               3.1.2 Diligence. Predix will exercise
commercially reasonable efforts and diligence in developing and commercializing Licensed Products in the Field in the Territory, such reasonable efforts and diligence to be in accordance with the efforts and resources Predix would use for a product candidate owned by it or to which it has rights, which is of similar market potential as the applicable Licensed Product, taking into account the competitiveness of the marketplace, the proprietary position of the Licensed Product, the relative potential safety and efficacy of the Licensed Product, the cost of goods and availability of capacity to manufacture and supply the Licensed Product at commercial scale, the profitability of the applicable Licensed Product, and other relevant factors including, without limitation, technical, legal, scientific or medical factors. The collective annual expenditure by Predix, its Affiliates and Sublicensees of not less than [*****************] dollars ($[*******]) on the Development of Licensed Products shall be deemed to satisfy Predix's obligations under this Section 3.1.2 for such year.

           4.        PAYMENTS AND ROYALTIES

                     4.1 LICENSE FEE. In consideration of the grant of the license described in Section 2.1 hereof, Predix agrees to the payment to Ramot of an upfront license fee in the amount of forty thousand dollars ($40,000). Ramot hereby acknowledges the receipt of such payment prior to the Restated Effective Date.

                     4.2 SHARING OF SUBLICENSE INCOME. In further consideration of the grant of the license by Ramot hereunder, and subject to the other terms of this Agreement (including the remainder of this Article 4), Predix agrees to pay to Ramot, within thirty (30) days of receipt of any Sublicense Income, an amount equal to: (a) ten percent (10%) of such Sublicense Income if such Sublicense Income is attributable to a Sublicense with respect to Discovered Products or

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

Software Products and (b) five percent (5%) of any and all other Sublicense Income.

                     4.3 SERVICE INCOME. In further consideration of the grant of the license by Ramot hereunder, and subject to the other terms of this Agreement (including the remainder of this Article 4), Predix agrees to pay to Ramot, within thirty (30) days of receipt of any Service Income, an amount equal to: (a) 4% of all cumulative Service Income from $[********] to $[***************]; (b) [*]% of all cumulative Service Income from $[********]
to $[***********]; and (c) an amount equal to 2% of all cumulative Service Income above $[***********]. Predix shall not be required to pay Ramot any amount on the first $[*******] in cumulative Service Income.

                     4.4 PAYMENT OF ROYALTIES; ROYALTY RATES; MINIMUM AND MAXIMUM ANNUAL ROYALTIES.

                               4.4.1 Royalty Payments In further consideration
of the grant of the license by Ramot hereunder, and subject to the other terms of this Agreement (including the remainder of this Article 4), commencing on the date of the First Commercial Sale of each Licensed Product and continuing during the Royalty Term for such Licensed Product, Predix shall pay to Ramot a royalty, calculated on a Licensed Product-by-Licensed Product basis, and equal to a percentage of cumulative annual Net Sales of each such Licensed Product sold by Predix and/or its Affiliates in the Territory, as set forth below:

LICENSED PRODUCT TYPE      ANNUAL NET SALES           PERCENTAGE OF NET SALES PAYABLE AS ROYALTY
---------------------      ----------------           ------------------------------------------
Discovered Products        Up to $[***********]       2.5%

                           From $[*********] to       [**]%
                           $[*******]

                           Above $[**********]        [**]%

Derived Products           Up to $[***********]       1.5%

                           From $[*********] to       [**]%
                           $[*******]

                           Above $[**********]        [**]%

                               4.4.2 Minimum Royalties. In further consideration
of the grant of the license by Ramot hereunder, and subject to the other terms of this Agreement (including the remainder of this Article 4), Predix agrees to pay to Ramot an annual minimum royalty of ten thousand dollars ($10,000), payable on December 31, 2005, and on the each subsequent anniversary of that date during the term of this Agreement. All amounts paid by Predix under Section
4.4.1 shall be fully credited against its obligations under this Section 4.4.2.

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

                               4.4.3 Maximum Annual Royalties. Anything herein
to the contrary notwithstanding, the maximum amount Predix shall be obligated to pay to Ramot under Section 4.4.1 as royalties on Net Sales generated during any calendar year shall be [**********] dollars ($[*********]).

                     4.5 PAYMENT TERMS.

                               4.5.1 Payment. Predix shall make any payments
under Section 4.4 to Ramot in arrears within ninety (90) days from the end of each quarter in which such payment accrues. Each royalty payment shall be accompanied by a report for each country in the Territory in which sales of Licensed Products occurred in the calendar quarter covered by such statement, specifying: the gross sales and Net Sales in each country's currency; the applicable royalty rate under this Agreement; the royalties payable in each country's currency, including an accounting of deductions taken in the calculation of Net Sales; the applicable exchange rate to convert from each country's currency to United States Dollars under this Section 4.4; and the royalties payable in United States Dollars. An officer of Predix shall sign each such report, on behalf of Predix, certifying its completeness and accuracy.

                               4.5.2 Accounting. All payments hereunder shall be
made in United States dollars by wire transfer to a bank account designated by Ramot. Conversion of foreign currency to United States dollars shall be made at the conversion rate existing in the United States (as reported in The Wall Street Journal) on the last business day of the applicable calendar quarter. If The Wall Street Journal ceases to be published, then the rate of exchange to be used shall be that reported in such other business publication of national circulation in the United States as the Parties reasonably agree. Such payments shall be without deduction of exchange, collection, or other charges.

                               4.5.3 Tax Withholding; Restrictions on Payment.
All payments hereunder shall be made free and clear of any taxes, duties, levies, fees or charges, except for withholding taxes (to the extent applicable). If applicable law requires that taxes be withheld from any amounts due Ramot under this Agreement, Predix shall make any applicable withholding payments due on behalf of Ramot and shall promptly provide Ramot with a statement including the amount of tax withheld and justification therefore, and such other written documentation regarding any such payment as available to Predix relating to an application by Ramot for a foreign tax credit for such payment. If by law, regulations or fiscal policy of a particular country in the Territory, remittance of royalties in United States Dollars is restricted or forbidden, written notice thereof shall promptly be given to Ramot, and payment of the royalty shall be made by the deposit thereof in local currency to the credit of Ramot in a recognized banking institution reasonably designated by Ramot by written notice to Predix. Ramot shall be responsible for paying all income taxes attributable to Ramot as a result of its receipt of funds hereunder, to the extent applicable.

                               4.5.4 Late Payments. Any payments to be paid
under this Agreement that are not paid on or before the date such payments are due under this Agreement shall bear interest at an annual interest, compounded monthly, equal to [*****] percent ([*]%) above the London Interbank Offer Rate (LIBOR) as determined for each month on the last business day of that month, assessed from the day payment was initially due until the date of payment.

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

                     4.6 REPORTS; RECORDS RETENTION; REVIEW.

                               4.6.1 Reporting. Predix undertakes to notify
Ramot promptly following the grant of a Sublicense or the execution of an agreement for the provision of Services. Each such notification shall include a brief summary of the financial terms of such transaction.

                               4.6.2 Reports. In addition to the reports under
Section 4.5.1, commencing with the receipt of the first Sublicense Income or Service Income, Predix shall provide Ramot with quarterly reports setting forth all Sublicense Income and Service Income received by Predix and its Affiliates. In addition, within sixty (60) days after the end of each calendar year, Predix shall furnish Ramot with a written report on the progress of its, its Affiliate's and Sublicensees' efforts during the prior year to develop and commercialize Licensed Products, including without limitation research and development efforts, efforts to obtain Regulatory Approval and marketing efforts. All reports provided by Predix under Section 4.6.1 and Section 4.6.2 shall be signed by the chief financial officer or chief business officer of Predix certifying on behalf of Predix the accuracy and completeness of the information provided therein.

                               4.6.3 Records. Commencing as of the date of the
receipt of the first Net Sales, Sublicense Income or Service Income hereunder, Predix and its Affiliates shall keep for at least three (3) years from the end of the calendar year to which they pertain complete and accurate records of sales by Predix or its Affiliates, as the case may be, of each Licensed Product and of Sublicense Income and Service Income received, in sufficient detail to allow the accuracy of the payments hereunder to be confirmed.

                               4.6.4 Review. Subject to the other terms of this
Section 4.6.4, at the request of Ramot, which shall not be made more frequently than [*****************] during the Term, upon reasonable prior notice from Ramot, and at the expense of Ramot, except as otherwise provided herein, Predix and its Affiliates shall permit an independent certified public accountant selected by Ramot and reasonably acceptable to Predix to inspect, during regular business hours, the relevant records required to be maintained by Predix and its Affiliates under this Section 4.6. In every case the accountant must have previously entered into a confidentiality agreement with both Parties substantially similar to the provisions of Article 5 and limiting the disclosure and use of such information by such accountant to authorized representatives of the Parties and the purposes germane to this Section 4.6. Results of any such review shall be binding on both Parties absent manifest error. Ramot agrees to treat the results of any such accountant's review as Confidential Information of Predix subject to the terms of Article 5. If any review reveals a deficiency in the calculation and/or payment of royalties by Predix, then Predix shall promptly pay Ramot the amount remaining to be paid, and if such underpayment is by [*****] percent ([*]%) or more of the amount payable during the period under audit, Predix shall [**********************************************************]
in connection with the review.

           5. TREATMENT OF CONFIDENTIAL INFORMATION; PUBLICATION

                     5.1 Confidentiality. Commencing on the Effective Date and continuing until the [*****************] of the expiration or earlier termination hereof, each Party shall maintain in confidence the Confidential Information of the other Party, shall not use or grant the use of the Confidential Information of the other Party except as expressly permitted hereby, and

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

shall not disclose the Confidential Information of the other Party except on a need-to-know basis to such Party's directors, officers and employees, and to such Party's consultants, to the extent such disclosure is necessary in connection with such Party's activities as expressly authorized by this Agreement. In addition to the foregoing, Predix may disclose Confidential Information of Ramot to any Sublicensees that are bound by restrictions on disclosure that are at least as stringent as those set forth herein. To the extent that disclosure to any person is authorized by this Agreement, prior to disclosure, a Party shall obtain, or shall have obtained prior to the date of this Agreement, written agreement of such person pursuant to which such person is bound to hold in confidence and not disclose, use or grant the use of the Confidential Information of the other Party except as expressly permitted under this Agreement. Each Party shall notify the other Party promptly upon discovery of any unauthorized use or disclosure of the other Party's Confidential Information.

                     5.2 Terms of Agreement. Neither Party shall disclose any terms or conditions of this Agreement to any Third Party without the prior consent of the other Party; provided, however, that a Party may disclose the terms or conditions of this Agreement: (a) on a need-to-know basis to its legal and financial advisors to the extent such disclosure is reasonably necessary in connection with such Party's activities as expressly permitted by this Agreement, and (b) to a Third Party who is subject to confidentiality obligations similar to those set forth herein in connection with: (i) an equity investment in or by such Party, (ii) a merger, consolidation or similar transaction involving such Party, (iii) the negotiation of a sublicense of rights granted hereunder or (iv) the sale of all or substantially all of the assets of such Party. Notwithstanding the foregoing, prior to execution of this Agreement, the Parties have agreed upon the text of one or more press releases that describe the terms and conditions of this transaction, and each Party may disclose such information, as modified by mutual written agreement the Parties, without the consent of the other Party.

                     5.3 Permitted Disclosures. The confidentiality obligations under this Article 5 shall not apply to the extent that a Party is required to disclose information by applicable law, regulation or order of a governmental agency or a court of competent jurisdiction; provided, however, that such Party shall provide written notice thereof to the other Party, consult with the other Party with respect to such disclosure and provide the other Party sufficient opportunity to object to any such disclosure or to request confidential treatment thereof.

           6. OWNERSHIP OF TECHNOLOGY AND INVENTIONS; FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS

                     6.1 OWNERSHIP OF TECHNOLOGY. Subject to the terms and conditions set forth herein, including without limitation the license granted in
Section 2.1, Ramot shall own all right, title and interest in and to any and all Licensed Technology. No rights or licenses in or to any Technology are conveyed hereunder by implication or estoppel or by any means other than express grant.

                     6.2 OWNERSHIP OF LICENSED PRODUCTS. Predix shall own all right, title and interest in and to any and all Licensed Products, subject to Ramot's ownership of the underlying Licensed Technology, the terms of the license granted herein and Predix's obligations herein, including the obligation to pay royalties as set forth above.

                     6.3 PATENT FILING, PROSECUTION AND MAINTENANCE.

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

                               6.3.1 Licensed Patent Rights. Ramot and Predix
shall consult each other regarding the preparation, filing and prosecution of all patent applications, and the maintenance of all patents, included within the Licensed Patent Rights, including, without limitation, the content, timing and jurisdiction of the filing of such patent applications and their prosecution, and other details. Predix shall be responsible for preparing, filing, prosecuting, obtaining and maintaining, at its sole cost and expense, using patent counsel reasonably acceptable to Ramot, all Licensed Patent Rights, in the name of Ramot, with the goal of obtaining and maintaining the Licensed Patents in a manner that will provide the maximum economic advantage and return to the Parties under this Agreement. Predix: (i) will provide Ramot with a copy of any proposed patent application within such Licensed Patent Rights for review and comment reasonably in advance of filing, and (ii) will keep Ramot informed of the status of such filing, prosecution and maintenance, including, without limitation, by providing Ramot with copies of all communications received from or filed in patent office(s) with respect to such filing, and by providing Ramot, a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantially narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that Ramot has a reasonable opportunity to review and comment. Predix shall not take any such action that would affect the scope of validity or any such filing without the prior written consent of Ramot. If Predix fails to undertake the filing(s), prosecution, protection and/or maintenance of any patent application, patent or submission within the Licensed Patent Rights, without the prior consent of Ramot, all claims included in such patent applications, patents and/or submissions shall be deemed Valid Claims within the Licensed Patent Rights for purposes of Section 1.17 until such times as the relevant patents would have expired had they continued to their fullest term.

                               6.3.2 Other Patent Rights. Except as set forth in
Section 6.3.1, each Party shall be responsible for preparing, filing, prosecuting, obtaining and maintaining, at its sole cost, expense and discretion, all of its own Patent Rights. Predix undertakes to notify Ramot, on an annual basis, of the filing by or on behalf of Predix or any of its Affiliates of any priority patent application relating to or covering an actual or potential Licensed Product. Each such notification shall include a brief summary of the invention disclosed in such application.

                     6.4 NOTICE OF INFRINGEMENT. If, during the Term, either Party learns of any actual, alleged or threatened infringement by a Third Party of any Licensed Patent Rights, such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement.

                     6.5 INFRINGEMENT OF PATENT RIGHTS. Predix, after consultation with Ramot, shall have the first right, but not the obligation and with legal counsel of its own choice, to bring suit, or take other appropriate legal action, against any actual, alleged or threatened infringement of the Licensed Patent Rights. If Ramot is joined as a party plaintiff in any such suit, Ramot shall have the right to approve or disapprove of the counsel selected by Predix to represent Predix and Ramot, such approval not to be unreasonably withheld. The expenses of such suit or suits that Predix elects to bring, including any expenses of Ramot incurred in conjunction with the prosecution of such suits or the settlement thereof, shall be paid for entirely by Predix and Predix shall hold Ramot free, clear and harmless from and against any and all costs of such litigation, including attorney's fees. Predix shall not compromise or settle such litigation without

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

the prior written consent of Ramot, which consent shall not be unreasonably withheld or delayed. Ramot shall have the right, at its own expense, to be represented in any such action by Predix by counsel of Ramot's own choice. If Predix does not file any action or proceeding against any such infringement within three (3) months after the earlier of: (i) Predix's notice to Ramot under
Section 6.4 above, (ii) Ramot's notice to Predix under Section 6.2 above, or
(iii) a written request from Ramot to take action with respect to such infringement, then Ramot shall have the right, but not the obligation, at its own expense, to bring suit, or take other appropriate legal action, against such actual, alleged or threatened infringement, with legal counsel of its own choice, but shall not be permitted to settle any such suit without the prior consent of Predix, which consent shall not be unreasonably withheld. Any damages, monetary awards or other amounts recovered, whether by judgment or settlement, pursuant to any suit, proceeding or other legal action taken under this Section 6.3, shall be applied as follows:

                               (a) First, to reimburse the Parties for their
respective costs and expenses (including reasonable attorneys' fees and costs) incurred in prosecuting such enforcement action; and

                               (b) Second, any amounts remaining shall be
allocated as follows: (a) if Ramot is the Party bringing such suit or proceeding or taking such other legal action, [***********] percent ([****]%) [*********************], (b) if Predix is the Party bringing such suit or proceeding or taking such other legal action, [**********] percent ([****]%) [******************], and (c) if the suit is brought jointly, [*****] percent ([***]%) [********************].

If a Party brings any such action or proceeding hereunder, the other Party agrees to be joined as Party plaintiff if necessary to prosecute such action or proceeding, and to give the Party bringing such action or proceeding reasonable assistance and authority to file and prosecute the suit; provided, however, that neither Party shall be required to transfer any right, title or interest in or to any property to the other Party or any Third Party to confer standing on a Party hereunder.

           7. REPRESENTATIONS AND WARRANTIES

                     7.1 RAMOT REPRESENTATIONS. Ramot represents and warrants to Predix that:

                     (a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Ramot corporate action;

                     (b) this Agreement is a legal and valid obligation binding upon Ramot and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which Ramot is a Party or by which it is bound;

                     (c) Ramot has the full right and legal capacity to grant the rights granted to Predix hereunder;

                     (d) To the best of Ramot's knowledge, the Licensed Patent Rights have been properly filed and prosecuted and Ramot is the sole owner of the Licensed Patent Rights;

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

                     (e) Ramot has no actual knowledge as of the date hereof of any legal suit or proceeding by a third party (whether threatened or filed) against Ramot or TAU contesting the ownership or validity of the Licensed Patent Rights, or claiming that the practice of the Licensed Patent Rights in the manner contemplated by this Agreement would infringe the rights of such third party;

                     (f) Ramot will not grant or convey any rights or licenses to the Licensed Technology that may limit Predix's ability to exercise the rights and licenses granted herein to their fullest extent; and

                     (g) No member of Ramot's legal staff has received notice of any infringement or misappropriation by a Third Party of the Licensed Technology.

                     7.2 PREDIX REPRESENTATIONS. Predix represents and warrants to Ramot that:

                     (a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Predix corporate action; and

                     (b) this Agreement is a legal and valid obligation binding upon Predix and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which Predix is a Party of or by which it is bound.

                     (c) Predix will comply with, and shall ensure that its Affiliates and Sublicensees undertake to comply with, all local, state, federal, and international laws and regulations relating to the use of the Licensed Technology and the development, manufacture, use, license and sale of Licensed Products.

                     7.3 NO WARRANTIES.

                               7.3.1 Nothing in this Agreement is or shall be
construed as:

                                          (a) a warranty or representation by
either Party as to the validity or scope of any patent application or patent licensed hereunder;

                                          (b) a warranty or representation that
the Licensed Technology or anything made, used, sold or otherwise disposed of under any license granted pursuant to this Agreement is or will be free from infringement of patents, copyrights, and other rights of third Parties.

                               7.3.2 Except as expressly set forth in this
Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF NON-INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OF THIRD PARTIES, OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

           8. INDEMNIFICATION; INSURANCE

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

                     8.1 INDEMNIFICATION. Predix shall indemnify, defend and hold harmless Ramot, its Affiliates and their respective governors, directors, officers, employees, stockholders and agents and their respective successors, heirs and assigns (the "Ramot Indemnitees") from and against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon such Ramot Indemnitees, or any of them, in connection with any Third Party claims, suits, actions, demands or judgments, including, without limitation, personal injury and product liability matters, to the extent arising out of: (a) the development, testing, production, manufacture, supply, promotion, import, sale or use by any person of any Software Product or Licensed Product (or any component thereof) manufactured or sold by Predix or any Affiliate or Sublicensee under this Agreement, (b) the use of the Licensed Technology or practice of the Licensed Patent Rights by Predix, any of its Affiliates or any Sublicensees, (c) any material breach of this Agreement by Predix, (d) any breach by a Sublicensee of a Sublicense, or (e) the gross negligence or willful misconduct on the part of Predix or any Affiliate or Sublicensee, in any such case under this Section 8.1.1, except to the extent any of the foregoing is caused by the negligence or willful misconduct of Ramot or a breach of this Agreement by Ramot.

                     8.2 INDEMNIFICATION PROCEDURES. In the event that any Indemnitee is seeking indemnification under Section 8.1 above from Predix, Ramot shall notify Predix of such claim with respect to such Indemnitee as soon as reasonably practicable after the Ramot Indemnitee receives notice of the claim, and Ramot (on behalf of itself and such Ramot Indemnitee) shall permit the Predix to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration, provided that no settlement shall be made without the consent of Ramot, which consent shall not be unreasonably withheld) and shall cooperate as requested (at the expense of Predix) in the defense of the claim. The indemnification obligations under
Article 8 shall not apply to any harm suffered as a direct result of any delay in notice to Predix hereunder or to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of Predix, which consent shall not be withheld or delayed unreasonably. The Indemnitee, its employees and agents, shall reasonably cooperate with Predix and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by Section 8.1.

                     8.3 INSURANCE. Predix shall, at its sole cost and expense, procure and maintain product liability insurance with respect to Licensed Products commencing upon the First Commercial Sale of the first Licensed Product and continuing until the termination of this Agreement. Such insurance coverage shall be on terms that are in keeping with industry standards within the bio-pharmaceutical industry. The insurance shall be underwritten by a reputable insurance carrier. Ramot shall be named as an additional insured on such policy and shall be entitled to advance notice of cancellation or expiration of such policy. Predix shall comply with the requirements and restrictions imposed by such insurance policy including with respect to the full and timely payment of all premiums due thereon. Predix shall provide a copy of such insurance policy to Ramot upon request.

           9. TERM AND TERMINATION

                     9.1 TERM; EXPIRATION. The term of this Agreement shall, unless sooner terminated in accordance with this Section 9, expire upon the expiration of the final payment obligation under Article 4 above (the "Term"). Upon the expiration of the Term of this Agreement, Predix shall have a fully paid-up, irrevocable, freely transferable and sublicensable

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

exclusive license in the Territory under the Licensed Patent Rights and Licensed Technology, to Develop, have Developed, make, have made, use, have used, sell, offer for sale, have sold, import and have imported any and all Licensed Products in the Territory for any and all uses within the Field.

                     9.2 TERMINATION RIGHTS FOR BREACH.

                               Subject to the other terms of this Agreement,
this Agreement and the rights and options granted herein may be terminated by either Party upon any material breach by the other Party of any material obligation or condition, effective thirty (30) days after giving written notice to the breaching Party of such termination in the case of a payment breach and ninety (90) days after giving written notice to the breaching Party of such termination in the case of any other breach, which notice shall describe such breach in reasonable detail. The foregoing notwithstanding, if such default or breach is cured or remedied or shown to be non-existent within the aforesaid thirty (30) or ninety (90) day period, the notice shall be automatically withdrawn and of no effect. However, prior to giving any notice of termination for breach, the Parties shall first attempt to resolve any disputes as to the existence of any breach as set forth in Article 10.

                     9.3 TERMINATION FOR BANKRUPTCY. In the event that either Party files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within sixty (60) days of the filing thereof, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.

                     9.4 EFFECTS OF TERMINATION.

                               9.4.1 Termination for Predix Breach. Upon any
termination of this Agreement by Ramot under Section 9.2, as of the effective date of such termination all relevant licenses and sublicenses granted by Ramot to Predix hereunder shall terminate automatically. Notwithstanding the foregoing: (a) no such termination of this Agreement shall be construed as a termination of any valid sublicense of any Sublicensee hereunder, and thereafter each such Sublicensee shall be considered a direct licensee of Ramot, provided that (i) such Sublicensee is then in full compliance with all terms and conditions of its sublicense, (ii) all accrued payments obligations to Ramot have been paid, and (iii) such Sublicensee agrees in writing to assume all applicable obligations of Predix under this Agreement, and (b) Predix and its Affiliates and Sublicensees shall have the right, for six (6) months or such longer time period (if any) on which the Parties mutually agree in writing, to sell or otherwise dispose of all Licensed Products then on hand, with royalties to be paid to Ramot on all Net Sales of such Licensed Products as provided for in this Agreement.

                               9.4.2 Termination for Ramot Breach. Upon any
termination of this Agreement by Predix under Section 9.2, as of the effective date of such termination, Predix thereafter automatically shall have a fully sublicensable and transferable, fully paid up (subject to the remainder of this Section 9.4), exclusive license in the Territory under the Licensed Patent Rights and Licensed Technology, to Develop, have Developed, make, have made, use, have used, sell, offer for sale, have sold, import and have imported any and all Licensed Products in the Territory for any and all uses within the Field, provided that Predix shall pay, for the remainder of the relevant Royalty Term under Section 4.4 above and as long as it receives

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

Sublicense Income or Service Income, in lieu of any payments including milestones or royalties it would otherwise owe to Ramot under this Agreement, a royalty equal to [*****] percent ([**]%) of the royalty rates that would otherwise apply with respect to Net Sales, Sublicense Income and Service Income under Section 4 of this Agreement.

                     9.5 REMEDIES. Except as otherwise expressly set forth in this Agreement, the termination provisions of this Article 9 are in addition to any other relief and remedies available to either Party at law.

                     9.6 SURVIVING PROVISIONS. Notwithstanding any provision herein to the contrary, the rights and obligations of the Parties set forth in Articles 5, 7, 8 and 10 and Sections 6.1, 6.2, 9.1, 9.4, 9.5, 9.6, 11.1, 11.8,
and 11.11 as well as any rights or obligations otherwise accrued hereunder (including any accrued payment obligations), shall survive the expiration or termination of the Term.

           10. DISPUTE RESOLUTIONS

           10.1 DISPUTE RESOLUTION. Prior to engaging in any formal dispute resolution with respect to any dispute, controversy or claim arising out of or in relation to this Agreement, or the breach, termination or invalidity hereof (each, a "Dispute"), the Chief Executive Officers of the Parties shall attempt over a period of not less than thirty (30) days to resolve such Dispute.

           11. MISCELLANEOUS

           11.1 GOVERNING LAW. Except as otherwise provided herein, this Agreement shall be governed by, interpreted and construed in accordance with the laws of the State of Israel, without regard to the conflicts of law principles thereof, and sole jurisdiction is granted to the competent courts in Tel Aviv, Israel.

           11.2 WAIVER. No waiver by a Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be effective unless set forth in a writing signed by the waiving Party or shall be deemed a waiver as to any subsequent and/or similar breach or default.

           11.3 ASSIGNMENT. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated, in whole or part, by either Party without the prior express written consent of the other; provided, however, that either Party may, without the written consent of the other, assign this Agreement and its rights and delegate its obligations hereunder in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment in violation of this Section 11.3 shall be void.

           11.4 INDEPENDENT CONTRACTORS. The relationship of the Parties hereto is that of independent contractors. Neither Party hereto shall be deemed to be the agent, partner or joint venturer of the other for any purpose as a result of this Agreement or the transactions contemplated thereby.

           11.5 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further documents and instruments and to perform all such other acts as may be necessary or

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

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
appropriate in order to carry out the purposes and intent of this Agreement.

           11.6 NOTICES. All requests and notices required or permitted to be given to the Parties hereto shall be given in writing, shall expressly reference the section(s) of this Agreement to which they pertain, and shall be delivered to the other Party, effective on receipt, at the appropriate address as set forth below or to such other addresses as may be designated in writing by the Parties from time to time during the term of this Agreement.

                     If to Ramot:

                               Ramot at Tel Aviv University Ltd.
                               32 Haim Levanon Street
                               POB 39296
                               Tel Aviv 61392
                               ISRAEL

                              Attn: CEO

                     If to Predix:

                               Predix Pharmaceuticals
                               10K Gill Street
                               Woburn, MA 01801
                               USA
                               Attn: Chief Executive Officer

                               Copy to:

                               Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC One Financial Center
                               Boston, MA 02111
                               USA

                               Attn: Christopher J. Denn, Esq.

           11.7 FORCE MAJEURE. Nonperformance of a Party (other than for the payment of money) shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming Party; provided, however, that the nonperforming Party shall use commercially reasonable efforts to resume performance as soon as reasonably practicable.

           11.8 NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL A PARTY BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING WITHOUT LIMITATION LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES.

           11.9 COMPLETE AGREEMENT. This Agreement constitutes the entire agreement between

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           SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO
           THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

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
the Parties regarding the subject matter hereof, and all prior representations, understandings and agreements regarding the subject matter hereof, either written or oral, expressed or implied, are superseded and shall be and of no effect.

           11.10 HEADINGS. The captions to the several sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

           11.11 SECTION 365(N). All licenses granted under this Agreement are deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to "intellectual property" as defined in Section 101 of such Code.

           11.12 FURTHER ASSURANCES. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

           11.13 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           11.14 TERMINATION OF ORIGINAL AGREEMENT. The Parties acknowledge and agree that: (i) the Original Agreement is hereby terminated as of the Restated Effective Date and (ii) except as provided herein, all rights, obligations and licenses provided for under the Original Agreement shall terminate and shall be of no further force or effect on and after the Restated Effective Date.

                  [Remainder of page intentionally left blank]

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

           IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representative in two (2) originals.

PREDIX PHARMACEUTICALS
HOLDINGS, INC.                            RAMOT AT TEL AVIV UNIVERSITY LTD.


By:  /s/ MICHAEL G. KAUFFMAN              By:  /s/ ISAAC T. KOHLBERG
        ---------------------------              -------------------------------
Name: Michael Kauffman   Chen Shor        Name: Isaac T. Kohlberg   Menashe Kay
        ---------------------------              -------------------------------
Title:  President and CEO   CBO           Title: Chief Executive Officer
        ---------------------------              -------------------------------
                                                 Chief Operating Officer

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

                                   EXHIBIT 1.6

                                DERIVED PRODUCTS

                                                                                     NAMED                        PATENT    FILING
PREDIX COMPOUNDS      TARGET   MINTZ LEVIN  DOCKET NO.  COUNTRY  TITLE            INVENTOR(S)   APPLICATION NO.     NO.      DATE
----------------      ------   -----------  ----------  -------  -----            -----------   ---------------     ---      ----
[******************   [**]     24591        501         US       [***********]  [************]    [*********]       --     [******]
*******************
*******************   [**]     24591        501-061     US       [***********]  [************]  [*************]     --     [******]
*******************
*******************   [**]     24591        501 PRO     US       [***********]  [************]    [*********]       --     [*****]
*******************
*******************   [**]     24591        501 PRO B   US       [***********]  [************]    [*********]       --     [******]
*******************
*******************   [**]     24591        501 PRO C   US       [***********]  [************]    [*********]       --     [******]
*******************
*******************   [**]     24591        502-061     US       [***********]  [************]  [*************]     --     [******]
*******************
*******************   [**]     24591        502 PRO     US       [***********]  [************]    [*********]       --     [******]
*******************
*******************   [**]     24591        503 PRO     US       [***********]  [************]    [*********]       --     [******]
*******************
*******************   [**]     24591        504 PRO     US       [***********]  [************]    [*********]       --     [******]
*******************
*******************   [**]     24591        505 PRO     US       [***********]  [************]    [*********]       --     [******]
*******************
*******************
*******************
*******]


[******************   5-HT1A   24591        506         US       [***********]  [************]    [*********]       --     [******]
*******************
*******************   5-HT1A   24591        506-061     US       [***********]  [************]    [*********]       --     [******]
*******************
*******************   5-HT1A   24591        506 PRO     US       [***********]  [************]    [*********]       --     [******]
*******************
*******************   5-HT1A   24591        506 PRO B   US       [***********]  [************]    [*********]       --     [******]
****************]
                      5-HT1A   24591        506 PRO C   US       [***********]  [************]    [*********]       --     [******]

                      5-HT1A   24591        507-061     US       [***********]  [************]       [*]            --     [*****]

                      5-HT1A   24591        507 PRO     US       [***********]  [************]    [*********]       --     [*****]

                      5-HT1A   24591        508 PRO     US       [***********]  [************]    [*********]       --     [*****]

                      5-HT1A   24591        509 PRO     US       [***********]  [************]    [*********]       --     [*****]

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

[******************   5-HT2B   24591        510 PRO     US       [***********]  [************]    [*********]       --     [******]
*******************
*******************   5-HT2B   24591        510         US       [***********]  [************]    [*********]       --     [******]
*******************
*******************   5-HT2B   24591        510-061     PCT      [***********]  [************]    [*********]       --     [******]
*******************
*******************
*******************
*******************
*******************
*******************
*******************
*******************
*******************
*******************
*******************
*******************
*******************
*******************
*******************
*******************
**********]

[******************   5-HT4    24591        511 PRO     US       [***********]  [************]    [*********]       --     [******]
*******************
*******************
*******************
*******************
*******************
*******************
*******************
*******************
*******************
*******************
*******************
*******************
*******************
*******************
**********]

            PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT
          UNDER RULE 406 OF THE SECURITIES ACT; [*] DENOTES OMISSIONS.

                                       2